COMMON STOCK

HOKU

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

HOKU Scientific®

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 434712 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

HOKU SCIENTIFIC, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

HOKU SCIENTIFIC, INC. CORPORATE SEAL DELAWARE

Chief Technology Officer and Assistant Secretary

Chairman of the Board of Directors, President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

HOKU SCIENTIFIC, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common

TEN ENT- as tenants by the entireties

JT TEN- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-________________Custodian________________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____
(State)

UNIF TRF MIN ACT- ________________Custodian (until age___________)
(Cust)
______________________ under Uniform Transfers
(Minor)
to Minors Act ______________________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, ____ hereby sell, assign and transfer unto

____

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

____

____

____ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

X ____

X ____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.